                                                                    EXHIBIT 10.2

NationsBank
NationsBank of Texas, N.A.



                                THIRD AMENDMENT
                                       TO
                        FINANCING AND SECURITY AGREEMENT


     This Third Amendment to Financing and Security Agreement is executed and entered into by COMPUCOM SYSTEMS, INC. ("Borrower") and NATIONSBANK OF TEXAS, N.A. ("Lender"), effective as of the 26 day of April, 1995, as follows:
                                     ----


                                    RECITALS
                                    --------

     Borrower and Lender are parties to the certain Financing and Security Agreement dated effective as of August 4, 1993, as amended by the certain First Amendment to Financing and Security Agreement dated as of March 31, 1994 and Second Amendment to Financing and Security Agreement dated December 12, 1994 (hereinafter called the "Financing and Security Agreement"). Terms defined in the Financing and Security Agreement wherever used in this Third Amendment, shall have the same meanings as are prescribed by the Financing and Security Agreement.

     Borrower and Lender have agreed to amend the Financing and Security Agreement as provided herein.

     NOW THEREFORE, premises considered, for value received, Borrower and Lender hereby agree as follows:

     1. ARTICLE I ("DEFINITIONS") of the Financing and Security Agreement hereby is amended to add the following definitions, which shall be deemed added immediately following paragraph 1.74 thereof:

     " 1.75 OVERADVANCE ALLOWANCE AMOUNT means an amount equal to the lesser of (i) ten percent (10.0%) of the aggregate net amount of Eligible Accounts and Eligible Inventory, or (ii) Fifteen Million Dollars ($15,000,000.00)."

     2. Each of the following definitions contained in ARTICLE I ("DEFINITIONS") of the Financing and Security Agreement hereby is amended to read in its entirety as follows:

     " 1.7 BORROWING BASE at any time means an amount equal to the sum of (i) up to a maximum of eighty-five percent (85.0%) of the net amount of Eligible Accounts plus (ii) up to a maximum of fifty percent (50.0%) (but limited, however, to an amount not exceeding $20,000,000.00) of the net amount of Eligible Inventory plus (iii) the Overadvance Allowance Amount if, and to the limited extent, allowed by paragraph 2.7a and elected by Borrower as provided therein, less (iv) the Reserve."

     " 1.15 CREDIT LIMIT means the amount of One Hundred Seventy Five Million and no/100 Dollars, less the amount, if any, of any applicable reduction in the Credit Limit pursuant to paragraph 2.11."

     " 1.36 "LENDER'S MAXIMUM AMOUNT means the amount of Fifty Three Million and no/100 Dollars ($53,000,000.00).

     3. A new paragraph shall be added immediately following paragraph 2.7 of the Financing and Security Agreement, which shall read in its entirety as follows:

          "2.7A OVERADVANCE ALLOWANCE. On written notice by Borrower to Lender, Borrower may elect to include the Overadvance Allowance Amount in calculation of the Borrowing Base, subject, however, to the following conditions and requirements:

               (a) Borrower shall notify Lender in writing of its intention to elect to include the Overadvance Allowance Amount in calculation of the Borrowing Base, therein specifying the effective date that such election will begin;

               (b) As of the effective date of any such election, no Event of Default shall have occurred and be continuing, and no other event or condition which would be the subject of a required notice under paragraph 6.14 shall be in existence;

               (c)  Each such election shall be effective for a period of sixty
          (60) days from the effective date of such election specified in Borrower's written notice thereof referenced above, and upon expiration of such period the Overadvance Allowance Amount shall automatically be excluded in calculation of the Borrowing Base (until the effective date specified in any subsequent election (if any) allowed by this paragraph 2.7a); and

               (d) No more than two (2) of such elections may be made by Borrower during any calendar year; and

               (e) Subject to paragraph 9.10, on the effective date of each election by Borrower under, and allowed by, this paragraph 2.7a, Borrower shall pay to Lender an overadvance fee in the amount of $37,500.00 (at Lender's option with no obligation to do so, such fee may be added to the amount due by Borrower under the Facility, in which event such fee will be deemed paid and the amount thereof shall be treated as a loan under the Facility).

     Upon the occurrence, and during the continuance of any Event of Default, Lender shall have the right, upon written notice to Borrower but without requirement for prior notice, to terminate any election under this paragraph then in effect, whereupon the Overadvance Allowance Amount shall automatically be excluded in calculation of the Borrowing Base (until the effective date specified in any subsequent election (if any) allowed by this paragraph 2.7a)."

     4. The second sentence of paragraph 6.6 ("Interim Financial Statements") hereby is amended to read in its entirety as follows:

     "Such financial statements shall be accompanied by a statement signed by Borrower's president, chief financial officer or controller representing to Lender that such financial statements are true and complete and fairly present the financial condition and results of operations of Borrower and the Subsidiaries."

     5. The following shall be added to paragraph 6.5 ("Annual Financial Statements") immediately following the end thereof:

     "Notwithstanding the foregoing, until directed otherwise by Lender in writing, at Borrower's option the foregoing consolidating financial statements, and accompanying signed statement, may exclude ClientLink, Inc."

     6. The following shall be added to paragraph 6.6 ("Interim Financial Statements") immediately following the end thereof:

     "Notwithstanding the foregoing, until directed otherwise by Lender in writing, at Borrower's option the foregoing consolidating financial statements, and accompanying signed statement, may exclude ClientLink, Inc."

     7. Borrower acknowledges that effective simultaneously upon execution hereof Lender and one or more Participants have agreed to amend the Participant's Committed Amount under their respective Participation Agreements. Lender and Borrower acknowledge and confirm the following in respect of Participants and the Participant's Committed Amount relative to each, and Lender's Maximum Amount, effective as of the date hereof:

                                         PARTICIPANTS
----------------------------------------------------------------------------------------------
PARTICIPANT                              PARTICIPANT'S                          PARTICIPANT'S
                                       COMMITTED AMOUNT    CHANGE (+ OR -)    COMMITTED AMOUNT
                                          (EXISTING)                              (REVISED)
==============================================================================================

Barnett Bank of Tampa                    $14,500,000.00                -0-      $14,500,000.00

Midlantic Bank, N.A.                     $20,000,000.00                -0-      $20,000,000.00

The Daiwa Bank, Ltd.                     $ 8,000,000.00    + $7,000,000.00      $15,000,000.00

National Canada Finance Corp.            $15,000,000.00    + $2,500,000.00      $17,500,000.00

Sanwa Business Credit Corporation        $22,500,000.00    + $7,500,000.00      $30,000,000.00

Union Bank                               $20,000,000.00    + $5,000,000.00      $25,000,000.00
==============================================================================================
                                              LENDER
----------------------------------------------------------------------------------------------
 LENDER                                LENDER'S MAXIMUM    CHANGE (+ OR -)    LENDER'S MAXIMUM
                                       AMOUNT (EXISTING)                      AMOUNT (REVISED)
==============================================================================================
NationsBank of Texas, N.A.               $50,000,000.00    + $3,000,000.00      $53,000,000.00
==============================================================================================

     8. Subject to paragraph 9.10 of the Financing and Security Agreement, in consideration of this Third Amendment and increase of the Credit Limit as provided herein, Borrower agrees to pay to Lender a Credit Limit increase fee in the amount of $62,500.00 [which is calculated by multiplying the amount of increase of the Credit Limit resulting from this Agreement ($25,000,000.00) by one-quarter of one percent (0.25%)], which shall be payable upon execution hereof.

     9. The following items shall be delivered to Lender prior to or simultaneously with execution and delivery of this Third Amendment (or, in the case of any of the items referenced in subparagraphs (e) and (f) below, within such period of time thereafter as Lender may specify to Borrower in writing):

          (a) A certificate signed by the corporate secretary of Borrower (i) certifying to Lender that its Certificate of Incorporation and Bylaws have not been amended since Borrower's certification thereof under Secretary's Certificate dated April 5, 1994 previously delivered to Lender, and that the officers of Borrower specified therein are duly elected, qualified and acting in the capacities therein stated, as of the effective date hereof and (ii) attaching and certifying resolutions duly adopted by the board of directors of Borrower authorizing this Third Amendment and the transactions evidenced hereby, and authorizing and directing one or more named officers of Borrower to execute and deliver this Third Amendment, and all related documentation required by Lender, on behalf of Borrower, which certificate shall be in form satisfactory to Lender;

          (b)  The Revolving Note, amended and restated, and duly executed.

          (c) Amendments to Participation Agreements as referenced in paragraph 4, in form satisfactory to Lender;

          (d) Such consents and agreements in respect of the Subordinated Note Agreement and the Intercreditor Agreements as Lender may require, in form satisfactory to Lender;

          (e) If requested by Lender, an opinion of Borrower's counsel, in form satisfactory to Lender; and

          (f) Such other documentation as Lender may reasonably require in connection with the Financing and Security Agreement or this Third Amendment.

     10. In consideration of this Third Amendment, Borrower represents to Lender that (i) no Event of Default, or other event or condition which would be the subject of a required notice under paragraph 6.14 of the Financing and Security Agreement, is in existence as of the effective date hereof, (ii) each of the representations and warranties contained in the following paragraphs of the Financing and Security Agreement are true and correct as of the effective date of this Third Amendment: paragraphs 3.3, paragraph 3.4, and paragraph 5.1 through paragraph 5.18. Borrower hereby ratifies and confirms the Financing and Security Agreement as being and continuing in full force and effect, as amended by this Third Amendment.

     11. This Third Amendment (i) shall be deemed effective prospectively as of the effective date specified in the preamble, (ii) contains the entire agreement among the parties and may not be amended or modified except in writing signed by all parties, (iii) shall be governed and construed according to the laws of the State of Texas and (iv) may be executed in any number of counterparts, each of which shall be valid as an original and all of which shall be one and the same agreement. A telecopy of any executed counterpart shall be deemed valid as an original.

     THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES
     -------------------------------------------------------------------------
     AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR
     --------------------------------------------------------------------
     SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL
     -----------------------------------------------------------------------
     AGREEMENTS BETWEEN THE PARTIES.
     ------------------------------


     EXECUTED as of the effective date specified in the preamble.

                                    NATIONSBANK OF TEXAS, N.A.


                                    By:  /s/ Dan Lane
                                         ---------------------
                                         Dan Lane
                                         Vice President

                                    COMPUCOM SYSTEMS, INC.


                                    By:  /s/ Robert J. Boutin
                                         --------------------
                                         Robert J. Boutin
                                         Senior Vice President, Finance
                                         and Chief Financial Officer

                            CONSENT BY PARTICIPANTS
                            -----------------------

     Each of the undersigned consents to Borrower's and Lender's execution of the above Second Amendment to Financing and Security Agreement:


BARNETT BANK OF TAMPA                        MIDLANTIC BANK, N.A.

By: /s/ Emily D. Waterman                    By: /s/ Joseph G. Meterchick
    --------------------------------------       ------------------------------
Name:  Emily D. Waterman                     Name:  Joseph G. Meterchick
Title: Vice President                        Title: Vice President

NATIONAL CANADA FINANCE CORP.                UNION BANK

By: /s/ Bill Handley/Larry L. Sears          By: /s/ Stephen Sweeney
    --------------------------------------       ------------------------------
Name:  Bill Handley/Larry L. Sears           Name:  Stephen Sweeney
Title: Vice President/Group Vice President   Title: Vice President

SANWA BUSINESS CREDIT CORPORATION            THE DAIWA BANK, LTD.

By:  /s/ Michael J. Cox                      By: /s/ James T. Wang
    --------------------------------------       -------------------------------
Name:  Michael J. Cox                        Name:  James T. Wang
Title: Vice President                        Title: Vice President/Manager

                                             By:  /s/ Kirk L. Stites
                                                 ------------------------------
                                             Name:  Kirk L. Stites
                                             Title: Vice President